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                       CONFIDENTIAL TREATMENT REQUESTED

                          DABEERS DISTRIBUTERS LIMITED
                                BREWING AGREEMENT

               THIS AGREEMENT is made the 23rd September 1995

               BETWEEN

               SOUTH CHINA BREWING COMPANY LIMITED ("SCBC"), a company incorporated in Hong Kong

               AND

               DABEERS DISTRIBUTERS LIMITED ("DDL"), a company incorporated in Hong Kong

               THE PARTIES AGREE AS FOLLOWS:

               1. APPOINTMENT

               DDL hereby appoints and engages SCBC to prepare, brew and deliveries commencing Nov. 17th 1995 supply four (4) private label beers exclusively for DDL for a period of twelve (12) months from September 23 1995 to 22 September 1996. The parties undertake to commence negotiations in good faith for the replacement of this contract no later than June 22, 1996. DDL agrees not to engage any other company to supply exclusive beers for its Hong Kong outlets for the term of this contract.

               2. PRODUCT

               (a) SCBC will supply three (3) house beers (House Beers) which will be a stout, an ale and a lager as well as one (1) monthly specialty beer (Specialty Beer).

               (b) The Beer will be supplied in 30 litre lightweight kegs ("Kegs").

               (c) SCBC and DDL will work together to develop and agree the style and recipe for the Beers.

               (d) DDL will be entitled to determine the name of the Beer and to design a label and motif under which the Beer shall be distributed. DDL will own the copyright in and other intellectual rights pertaining to the name and the label and motif.

               (e) SCBC will own all rights pertaining to the recipe for the Beer (the "Recipe").

               (f) During the term of this contract and any future contract for the supply of the Beers by SCBC to DDL beer brewed in accordance with the Recipe will be supplied by SCBC only to DDL or its nominee.

               (g) SCBC guarantees the Beers against spoilage for a period of three months from its production and will replace at its cost any Beer that spoils within that time.


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                       CONFIDENTIAL TREATMENT REQUESTED


              *(h)  SCBC will provide DDL with Crooked Island Ale and
                    Dragon's Back, in addition to the house beers in cumulation with the house beers minimum orders.

               3.   ORDERS

              (a) DDL shall order at least [REDACTED] Kegs of each House Beer and [REDACTED] Kegs of each Specialty Beer per month for the length of the contract. Total [REDACTED] kegs per month

                    (i) Sales will be reviewed on a quarterly basis and adjustments in costs be made forthwith.

              (b) In response to particular orders by DDL, SCBC shall supply Beer to DDL within three (3) weeks after DDL places such order. This shall not apply to the first order placed by DDL which shall be satisfied within six (6) weeks.

              (c) SCBC shall use its best endeavors to supply the amount of Beer ordered by DDL. Nevertheless SCBC shall be entitled to supply and DDL shall be required to accept a delivery of Beer that is 7.5% more or less than the amount of Beer ordered by DDL in respect of a particular order.

               4.   PRICE AND PAYMENT

               (a) When it places an order DDL shall pay to SCBC an amount equal to the price for that order and SCBC shall not be required to accept any order until such payment is received by it. On delivery and acceptance of Beer in response to a particular order:

                    (i) if any amount of Beer delivered exceeds the amount of Beer ordered by DDL, DDL shall pay to SCBC an amount equal to the difference between the price of the Beer ordered and the price of the Beer delivered but such amount shall not exceed [REDACTED] of the price of the Beer ordered.

                    (ii) if any amount of Beer delivered is less than the amount of Beer ordered by DDL, SCBC shall pay to DDL an amount equal to the difference between the price of the Beer ordered and the price of the beer delivered.

               (b) The price of the Beer shall be determined in accordance with the amount of Beer ordered (not amount delivered) as described in this Contract and shall be:

                    (i) HK [REDACTED] per Keg for each of the Beers ordered per calendar month.

                    (ii) DDL Shall pay a [REDACTED] premium per keg for failure to meet minimum order amounts as detailed in Section 3
                         (a).

               (c) The parties shall negotiate in good faith to determine the price for extraordinary beer orders such as specialty bottling, exceptional beer styles and recipes and the production of beer for special events.

               5.   DISTRIBUTION AND DELIVERY



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                                   CONFIDENTIAL TREATMENT REQUESTED


                    (a) SCBC shall deliver the Beer to DDL at locations within Hong Kong Island as designated by DDL.

                    (b) SCBC shall deliver to DDL in minimum consignments of 25 kegs to DDL's Wanchai location and the remainders of each order to its Ap Lei Chau location.

                    (c) DDL shall provide cold storage (between 5 and 10 degrees celcius) for the Beers at both of these location.

                    (d) DDL shall be responsible to provide all systems required to deliver Beer from kegs to glasses. SCBC shall consult with DDL to assist DDL to design, install and maintain such systems.

               6.   TRAINING

                    A DDL's request, SCBC will provide training to DDL's staff or assignees in relation to the Beer, its delivery and how best to serve and sell it. Such training shall be conducted in sessions to be held not more than once per month.

               7.   DEPOSIT

                    DDL shall forthwith pay to SCBC a deposit of HK$133,900 (the "Deposit") which shall be refundable on June 22nd 1996 on the expiration of this Agreement unless this Agreement is terminated in accordance with Clause 8.

               8.   TERMINATION OF THE AGREEMENT

                    DDL may terminate this Agreement at any time by providing to SCBC no less than one month's notice in writing of its intention to do so. In the event DDL so terminates this Agreement it shall not be entitled to receive a refund of the Deposit which shall be forfeited to SCBC.

               9.   GOVERNING LAW

                    This Agreement shall be governed by and construed in accordance with Hong Kong law.

               10.  INTERPRETATION

                    This Agreement constitutes the entire agreement between the parties relating to the subject matter contained herein and supersedes all prior agreements. It may be waived, modified or varied only in writing signed on behalf of both parties.



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                       CONFIDENTIAL TREATMENT REQUESTED


          IN WITNESS whereof the parties have executed this Agreement on the day and year first written above.

         Executed for and on the behalf of    )
         SOUTH CHINA BREWING                  )
         COMPANY LIMITED                      )
                                                       DAVID K HAINES
                                              ---------------------------------
                                               name:   DAVID K HAINES
                                               title:  Managing Director

                                               chop:



         Executed for and on the behalf of    )
         DABEERS DISTRIBUTERS                 )
         LIMITED                              )
                                                    McINTYRE MICHAEL
                                              --------------------------------
                                              name: McINTYRE MICHAEL
                                              title: Director

                                              chop:
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                       CONFIDENTIAL TREATMENT REQUESTED


                        AMENDMENT TO DABEERS DISTRIBUTORS
                                LIMITED AGREEMENT

                    DATED: 15th December 1995

                    It is hereby agreed by the parties of the above captioned agreement to amend the Agreement as follows:

                    SCBC will provide DDL with Crooked Island as part of their minimum order of [REDACTED] kegs per calendar month at the identical price of the House Beers. (see *h)


         Executed for and on the behalf of    )
         SOUTH CHINA BREWING                  )
         COMPANY LIMITED                      )

                                                      DAVID K HAINES
                                              ---------------------------------
                                               name:   DAVID K HAINES
                                               title:  Managing Director

                                               chop:



         Executed for and on the behalf of    )
         DABEERS DISTRIBUTORS                 )
         LIMITED                              )
                                                    McINTYRE MICHAEL
                                              --------------------------------
                                              name: McINTYRE MICHAEL
                                              title: Director

                                              chop:

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